Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

FOURTH QUARTER AND FULL YEAR 2010 RESULTS

SANTA MONICA, CALIFORNIA, March 2, 2011 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and twelve-month periods ended December 31, 2010.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 7. Unaudited financial highlights are as follows:

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change
Net revenue	$50,647	$48,066	5%	$200,476	$189,231	6%
Operating expenses (1)	30,703	30,149	2%	122,848	122,180	1%
Corporate expenses (2)	7,368	4,316	71%	18,416	14,918	23%

Consolidated adjusted EBITDA (3)	16,697	15,005	11%	63,635	55,312	15%

Free cash flow (4)	$6,215	$4,780	30%	$18,878	$13,956	35%
Free cash flow per share, basic (4)	$0.07	$0.06	17%	$0.22	$0.17	29%

Net income (loss) applicable to common stockholders	$(29,273)	$(34,424)	(15)%	$(18,086)	$(50,072)	(64)%

Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.35)	$(0.41)	(15)%	$(0.21)	$(0.60)	(65)%

Weighted average common shares outstanding, basic and diluted	84,517,508	83,745,069		84,488,930	83,972,709

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.6 million and $0.9 million of non-cash stock-based compensation for the three-month periods ended December 31, 2010 and 2009, respectively and $1.4 million and $2.0 million of non-cash stock-based compensation for the twelve-month periods ended December 31, 2010 and 2009, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.
(2)	Corporate expenses include $0.8 million and $0.9 million of non-cash stock-based compensation for the three-month periods ended December 31, 2010 and 2009, respectively and $1.6 million and $2.0 million of non-cash stock-based compensation for the twelve-month periods ended December 31, 2010 and 2009, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our revolving credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $400 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), less interest income and less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During 2010, we saw growth in our revenues, which were positively affected by increased advertising primarily relating to the World Cup and political activity. In addition, we continue to achieve increased retransmission consent revenue. Our audience shares remain strong in the nation’s most densely populated Hispanic markets, and we believe we remain well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience. We remain focused on improving our operating performance by capitalizing on the recovering advertising market, while continuing to carefully manage our costs.”

Impairment of Television and Radio Segment Intangibles

The Company recorded an impairment charge of $36 million related to television and radio FCC broadcasting licenses and radio goodwill. The write-down was pursuant to ASC 350, which requires that goodwill and certain intangible assets be tested for impairment at least annually, or more frequently if events or changes in circumstances indicate the assets might be impaired.

Financial Results

Three Months Ended December 31, 2010 Compared to Three Months Ended December 31, 2009

(Unaudited)

	Three Months Ended December 31,
	2010	2009	% Change
Net revenue	$50,647	$48,066	5%
Operating expenses (1)	30,703	30,149	2%
Corporate expenses (1)	7,368	4,316	71%
Depreciation and amortization	4,765	5,140	(7)%
Impairment charge	36,109	47,928	(25)%

Operating income (loss)	(28,298)	(39,467)	(28)%
Interest expense, net	(9,257)	(6,115)	51%

Income (loss) before income taxes	(37,555)	(45,582)	(18)%

Income tax (expense) benefit	8,478	11,228	(24)%

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(29,077)	(34,354)	(15)%
Equity in net income (loss) of nonconsolidated affiliates	(196)	(70)	180%

Net income (loss)	$(29,273)	$(34,424)	(15)%

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $50.6 million for the three-month period ended December 31, 2010 from $48.1 million for the three-month period ended December 31, 2009, an increase of $2.5 million. Of the overall increase, $1.3 million came from our television segment and was primarily attributable to retransmission consent revenue and political advertising revenue. Additionally, $1.2 million of the overall increase came from our radio segment and was primarily attributable to political advertising revenue.

Operating expenses increased to $30.7 million for the three-month period ended December 31, 2010 from $30.1 million for the three-month period ended December 31, 2009, an increase of $0.6 million. The increase was primarily attributable to an increase in national representation fees and other expenses associated with the increase in net revenue.

Corporate expenses increased to $7.4 million for the three-month period ended December 31, 2010 from $4.3 million for the three-month period ended December 31, 2009, an increase of $3.1 million. The increase was

Entravision Communications

primarily attributable to the creation of a reserve for a $3.0 million note receivable and accrued interest relating to the sale of our publishing segment in 2003.

Twelve Months Ended December 31, 2010 Compared to Twelve Months Ended December 31, 2009

(Unaudited)

	Twelve Months Ended
	December 31,
	2010	2009	% Change
Net revenue	$200,476	$189,231	6%
Operating expenses (1)	122,848	122,180	1%
Corporate expenses (1)	18,416	14,918	23%
Depreciation and amortization	19,229	21,033	(9)%
Impairment charge	36,109	50,648	(29)%

Operating income (loss)	3,874	(19,548)	NM
Interest expense, net	(24,169)	(27,489)	(12)%
Gain (loss) on debt extinguishment	(987)	(4,716)	(79)%

Income (loss) before income taxes	(21,282)	(51,753)	(59)%

Income tax (expense) benefit	3,376	1,917	76%

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(17,906)	(49,836)	(64)%
Equity in net income (loss) of nonconsolidated affiliates	(180)	(236)	(24)%

Net income (loss)	$(18,086)	$(50,072)	(64)%

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $200.5 million for the year ended December 31, 2010 from $189.2 million for the year ended December 31, 2009, an increase of $11.3 million. Of the overall increase, $8.2 million came from our television segment and was primarily attributable to revenue from World Cup advertising, retransmission consent revenue, and revenue from political advertising. Additionally, $3.1 million of the overall increase came from our radio segment and was primarily attributable to revenue from World Cup, political and census advertising.

Operating expenses increased to $122.8 million for the twelve-month period ended December 31, 2010 from $122.2 million for the twelve-month period ended December 31, 2009, an increase of $0.6 million. The increase was primarily attributable to an increase in national representation fees and other expenses associated with the increase in net revenue, partially offset by a decrease in salary expense due to reductions of personnel and salary reductions implemented in 2009.

Corporate expenses increased to $18.4 million for the twelve-month period ended December 31, 2010 from $14.9 million for the twelve-month period ended December 31, 2009, an increase of $3.5 million. The increase was primarily attributable to the creation of a reserve for a $3.0 million note receivable and accrued interest relating to the sale of our publishing segment in 2003. Excluding the expenses relating to the note receivable reserve, corporate expenses increased to $15.4 million for the year ended December 31, 2010 from $14.9 million for the year ended December 31, 2009, an increase of $0.5 million, which was primarily attributable to expenses relating to the issuance of the Notes.

Segment Results

The following represents selected unaudited segment information:

Entravision Communications

	Three Months Ended
	December 31,
	2010	2009	% Change
Net Revenue
Television	$33,775	$32,400	4%
Radio	16,872	15,666	8%

Total	$50,647	$48,066	5%

Operating Expenses (1)
Television	$18,229	$17,640	3%
Radio	12,474	12,509	(0)%

Total	$30,703	$30,149	2%

Corporate Expenses (1)	$7,368	$4,316	71%

Consolidated adjusted EBITDA (1)	$16,697	$15,005	11%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2010 fourth quarter and full year results on March 2, 2011 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets. The company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Hispanic broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period		Twelve-Month Period
	Ended December 31,		Ended December 31,
	2010	2009	2010	2009

Net revenue	$50,647	$48,066	$200,476	$189,231

Expenses:
Direct operating expenses	20,861	20,212	84,802	83,902
Selling, general and administrative expenses	9,842	9,937	38,046	38,278
Corporate expenses	7,368	4,316	18,416	14,918
Depreciation and amortization	4,765	5,140	19,229	21,033
Impairment charge	36,109	47,928	36,109	50,648

	78,945	87,533	196,602	208,779

Operating income (loss)	(28,298)	(39,467)	3,874	(19,548)
Interest expense	(9,258)	(6,186)	(24,429)	(27,948)
Interest income	1	71	260	459
Gain (loss) on debt extinguishment	—	—	(987)	(4,716)

Income (loss) before income taxes	(37,555)	(45,582)	(21,282)	(51,753)
Income tax (expense) benefit	8,478	11,228	3,376	1,917

Income (loss) before equity in net income (loss) of nonconsolidated affiliate	(29,077)	(34,354)	(17,906)	(49,836)
Equity in net income (loss) of nonconsolidated affiliate	(196)	(70)	(180)	(236)

Net income (loss) applicable to common stockholders	$(29,273)	$(34,424)	$(18,086)	$(50,072)

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.35)	$(0.41)	$(0.21)	$(0.60)

Weighted average common shares outstanding, basic and diluted	84,517,508	83,745,069	84,488,930	83,972,709

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(Unaudited; in thousands)

	Three-Month Period Ended December 31,		Twelve-Month Period Ended December 31,
	2010	2009	2010	2009

Cash flows from operating activities:
Net income (loss)	$(29,273)	$(34,424)	$(18,086)	$(50,072)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,765	5,140	19,229	21,033
Impairment charge	36,109	47,928	36,109	50,648
Deferred income taxes	(8,556)	(10,885)	(4,342)	(2,351)
Amortization of debt issue costs	445	104	1,140	402
Amortization of syndication contracts	319	292	1,159	1,981
Payments on syndication contracts	(583)	(717)	(2,724)	(2,836)
Equity in net (income) loss of nonconsolidated affiliate	196	70	180	236
Non-cash stock-based compensation	1,367	1,829	2,970	4,034
Gain (loss) on sale of media properties and other assets	—	102	—	—
(Gain) loss on debt extinguishment	—	—	934	945
Reserve for note receivable	3,018	—	3,018	—
Change in fair value of interest rate swap agreements	—	(3,129)	(12,188)	(6,979)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	214	—	(809)	—
(Increase) decrease in accounts receivable	3,951	3,670	2,091	570
(Increase) decrease in prepaid expenses and other assets	736	137	310	(484)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	7,374	(1,525)	8,134	1,662

Net cash provided by (used in) operating activities	20,082	8,592	37,125	18,789

Cash flows from investing activities:
Proceeds from sale of property and equipment and intangibles	—	8	—	122
Purchases of property and equipment and intangibles	(1,572)	(1,758)	(8,650)	(10,965)

Net cash provided by (used in) investing activities	(1,572)	(1,750)	(8,650)	(10,843)

Cash flows from financing activities:
Proceeds from issuance of common stock	6	—	239	255
Payments on long-term debt	—	—	(362,949)	(42,572)
Termination of swap agreements	—	—	(4,039)	—
Repurchase of Class A common stock	—	—	—	(1,075)
Proceeds from borrowings on long-term debt	—	—	394,888	—
Payments of deferred debt and offering costs	(1,336)	—	(11,890)	(1,182)

Net cash provided by (used in) financing activities	(1,330)	—	16,249	(44,574)

Net increase (decrease) in cash and cash equivalents	17,180	6,842	44,724	(36,628)
Cash and cash equivalents:
Beginning	55,210	20,824	27,666	64,294

Ending	$72,390	$27,666	$72,390	$27,666

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Twelve-Month Period
	Ended December 31,		Ended December 31,
	2010	2009	2010	2009
Consolidated adjusted EBITDA (1)	$16,697	$15,005	$63,635	$55,312

Interest expense	(9,258)	(6,186)	(24,429)	(27,948)
Interest income	1	71	260	459
Gain (loss) on debt extinguishment	—	—	(987)	(4,716)
Income tax (expense) benefit	8,478	11,228	3,376	1,917
Amortization of syndication contracts	(319)	(292)	(1,159)	(1,981)
Payments on syndication contracts	583	717	2,724	2,836
Non-cash stock-based compensation included in direct operating expenses	(142)	(365)	(454)	(854)
Non-cash stock-based compensation included in selling, general and administrative expenses	(455)	(524)	(897)	(1,142)
Non-cash stock-based compensation included in corporate expenses	(770)	(940)	(1,619)	(2,038)
Depreciation and amortization	(4,765)	(5,140)	(19,229)	(21,033)
Impairment charge	(36,109)	(47,928)	(36,109)	(50,648)
Reserve for note receivable	(3,018)	—	(3,018)	—
Equity in net income (loss) of nonconsolidated affiliates	(196)	(70)	(180)	(236)

Net income (loss)	(29,273)	(34,424)	(18,086)	(50,072)

Depreciation and amortization	4,765	5,140	19,229	21,033
Impairment charge	36,109	47,928	36,109	50,648
Deferred income taxes	(8,556)	(10,885)	(4,342)	(2,351)
Amortization of debt issue costs	445	104	1,140	402
Amortization of syndication contracts	319	292	1,159	1,981
Payments on syndication contracts	(583)	(717)	(2,724)	(2,836)
Equity in net (income) loss of nonconsolidated affiliate	196	70	180	236
Non-cash stock-based compensation	1,367	1,829	2,970	4,034
Gain (loss) on sale of media properties and other assets	—	102	—	—
(Gain) loss on debt extinguishment	—	—	934	945
Reserve for note receivable	3,018	—	3,018	—
Change in fair value of interest rate swap agreements	—	(3,129)	(12,188)	(6,979)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in restricted cash	214	—	(809)	—
(Increase) decrease in accounts receivable	3,951	3,670	2,091	570
(Increase) decrease in prepaid expenses and other assets	736	137	310	(484)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	7,374	(1,525)	8,134	1,662

Cash flows from operating activities	$20,082	$8,592	$37,125	$18,789

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period Ended December 31,		Twelve-Month Period Ended December 31,
	2010	2009	2010	2009
Consolidated adjusted EBITDA (1)	$16,697	$15,005	$63,635	$55,312
Net interest expense (1)	8,812	9,140	36,391	34,066
Cash paid for income taxes	78	(343)	966	434
Capital expenditures (2)	1,592	1,428	7,400	6,856

Free cash flow (1)	6,215	4,780	18,878	13,956

Capital expenditures (2)	1,592	1,428	7,400	6,856
Non-cash interest (expense) income relating to amortization of debt finance costs and interest rate swap agreements	(445)	3,025	12,222	6,577
Non-cash income tax (expense) benefit	8,556	10,885	4,342	2,351
Gain (loss) on debt extinguishment	—	—	(987)	(4,716)
Amortization of syndication contracts	(319)	(292)	(1,159)	(1,981)
Payments on syndication contracts	583	717	2,724	2,836
Non-cash stock-based compensation included in direct operating expenses	(142)	(365)	(454)	(854)
Non-cash stock-based compensation included in selling, general and administrative expenses	(455)	(524)	(897)	(1,142)
Non-cash stock-based compensation included in corporate expenses	(770)	(940)	(1,619)	(2,038)
Depreciation and amortization	(4,765)	(5,140)	(19,229)	(21,033)
Impairment charge	(36,109)	(47,928)	(36,109)	(50,648)
Reserve for note receivable	(3,018)	—	(3,018)	—
Equity in net income (loss) of nonconsolidated affiliates	(196)	(70)	(180)	(236)

Net income (loss)	$(29,273)	$(34,424)	$(18,086)	$(50,072)

(1)	Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.